Oppenheimer Holdings Inc. First Quarter Update – 2019

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward‐looking statements. Forward‐looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward‐looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding‐looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10‐K for the year ended December 31, 2018 filed with the SEC on March 1, 2019 (the “2018 10‐K”). In addition, important factors that could cause actual results to differ materially from those in the forward‐looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward‐ Looking Statements’” of our Quarterly Report on Form 10‐Q for the quarter ended March 31, 2019 filed with the SEC on April 26, 2019 (“2019 10‐Q1”). Any forward‐looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2018 10‐K, the 2019 10‐Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward‐looking statements. Any forward‐looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Business Overview Oppenheimer is a leading investment bank and full‐service investment firm that provides financial services and advice to  high net worth investors, individuals, businesses and institutions.  Oppenheimer Snapshot (as of 3/31/19) $251.8 million $975.4 million Listed NYSE Ticker: OPY Revenue for 1Q‐19 Revenue for TTM 3‐31‐19 Shareholders’ Equity ($mm): $554.5 Market Cap ($mm): $336.9 Book Value per Share: $42.58 Tangible Book Value per Share: $29.52 Share Price: $26.02 TTM 3‐31‐19 Revenue ($mm): $975.4 Employees: 2,984 Europe Middle East Asia #of Financial Advisors: 1,062 Be ijing Shanghai Hong Kong Retail Branches in the US: 94 . Client Assets under Administration ($bn): $87.5 London, UK . Tel Aviv, Israel . Hong Kong . Geneva,  Switzerland Assets Under Management ($bn): $29.5 . St. Helier, Isle of  Jersey . Frankfurt, Germany 3

Summary Operating Results – 1Q-19 (Unaudited)

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**3-31-19**	**3-31-18**	**% Change**
Commissions	$ 79,409	$ 83,407	(4.8)%
Advisory fees	73,647	77,548	(5.0)%
Investment banking	28,043	28,210	(0.6)%
Bank deposit sweep income	33,968	25,297	34.3%
Interest	12,727	12,227	4.1%
Principal transactions, net	11,438	2,726	319.6%
Other	12,538	5,115	145.1%
Total Revenue	251,770	234,530	7.4%
EXPENSES			
Compensation and related expenses	160,355	153,104	4.7%
Non-Compensation related expenses	75,363	71,805	5.0%
Total Expenses	235,718	224,909	4.8%
Pre-tax Income	16,052	9,621	66.8%
Net income	$ 11,194	$ 6,705	67.0%

Basic net income per share	$ 0.86	$ 0.51	68.6%
Diluted net income per share	$ 0.81	$ 0.48	68.8%

Highlights

- ✓ Quarterly revenues in excess of $250 million
- ✓ Advisory fees lower due to lower assets under management at 12/31/18 compared to 12/31/17
- ✓ Increase of 77.7% in fees earned from M&A activities
- ✓ Higher short-term interest rates continue to benefit bank deposit sweep income
- ✓ Principal transactions revenue higher due to higher trading income in fixed income and equities during 1Q-19
- ✓ Other revenue increase primarily due to increases in cash surrender value of company-owned life insurance during 1Q-19
- ✓ Compensation as a percentage of revenue was 63.7% in 1Q-19 compared to 65.3% in 1Q-18

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First Quarter 2019 Highlights (In $millions) Advisory Fees Investment Banking Revenue Interest and Fee Revenues $180 3.0% $77.5  $73.6  $160 2.5% $140 $28.2  $28.0  $120 2.0% $100 1.5% $80 1Q‐18 1Q‐19 1Q‐18 1Q‐19 $60 1.0% $40 Commission Revenue Principal Transactions Revenue  0.5% $20 $83.4  $79.4  $0 0.0% 2015 2016 2017 2018 TTM 3‐31‐19 Margin Interest $11.4  Bank Deposit Sweep Income $2.7  Fed Funds Target 1Q‐18 1Q‐19 1Q‐18 1Q‐19 5

Business Segments Our business is well diversified across a wide range of clients, services and industries Business Mix –1Q‐19 Revenue ($251.1mm)(1) Private client services and asset  WEALTH MANAGEMENT management solutions tailored to  unique financial objectives $180.1mm  $71.0mm Wealth Management 72% 28% Investment banking services and  Capital Markets CAPITAL MARKETS capital markets products for  institutions and corporations Wealth Management Revenue ($mm) Capital Markets Revenue ($mm) $800 683 690 $300 280 273 $700 619 255 597 232 $600 $250 $500 $200 $400 $150 $300 180 172 $100 $200 71  62 $100 $50 $0 $0 2015 2016 2017 2018 1Q‐19 1Q‐18 2015 2016 2017 2018 1Q‐19 1Q‐18 Note: Wealth Management includes both Private Client and Asset Management business segments. (1) Does not include $0.7 million allocated to Corporate/Other. 6

Wealth Management*

Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities

RETAIL SERVICES

- Full-Service Brokerage
- Financial Planning, Retirement Services, Corporate & Executive Services, and Trust Services
- Margin & Securities Lending

ADVISORY SERVICES

- Investment Policy Design & Implementation
- Asset Allocation & Portfolio Construction
- Research, Diligence & Manager Selection
- Portfolio Monitoring & Reporting

ALTERNATIVE INVESTMENTS

- Hedge Funds and Fund-of-Funds
- Private Equity
- Private Market Opportunity, recently launched to source investments across the private markets continuum

Financial Snapshot ($mm)	1Q-19	1Q-18	% Change
Revenue	$ 180.1	$ 171.7	4.9%
Pre-tax Income	$ 45.1	$ 43.9	2.7%
Profit Margin	25.0%	25.6%	(2.1)%
# of Financial Advisors	1,062	1,082	

Q1-19 Highlights

- ✓ Assets under management increase of 4.6% to $29.5 billion, near all-time highs, which will be the basis for 2Q-19 asset management fees
- ✓ Bank Deposit Sweep Income up 34.3% in 1Q-19 compared to 1Q-18
- ✓ Relocated our largest branch office in midtown Manhattan which will result in significant annual savings

Client Assets Under Administration ($bn)


$90
$80
$70
$60
78.7
77.2
86.9
80.1
87.5
84.9
2015
2016
2017
2018
1Q-19
1Q-18

Client Assets Per Financial Advisor ($mm)


$90
$70
$50
$30
63.8
66.7
78.5
74.7
82.4
78.5
2015
2016
2017
2018
1Q-19
1Q-18
1,233
1,158
1,107
1,073
1,062
1082

* Wealth Management includes both Private Client and Asset Management divisions.

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Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

INSTITUTIONAL EQUITIES

- Sales and Trading
- Equity Research
  - 32 senior research analysts covering 500+ companies
- Corporate Access (Conferences & NDRs)

INVESTMENT BANKING

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

FIXED INCOME

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

(In $millions)

1Q-19 Capital Markets Revenue Breakdown ($71.0mm)



$29.5
42%
$16.5
23%
$19.8
28%
$5.2
7%
Institutional Equities
Fixed Income
Investment Banking
Public Finance & Municipal Trading

(In $millions)

Institutional Equities Commissions



1Q-19
$23.5
1Q-18
$23.2

Equity Underwriting Fees



1Q-19
$7.5
1Q-18
$15.2

Advisory Fees from IBK



1Q-19
$16.7
1Q-18
$9.4

Fixed Income Revenue



1Q-19
$16.5
1Q-18
$12.1

Investment Banking Focus Industries



Healthcare



Technology



Consumer
& Retail



Transportation &
Logistics



Finance & Real
Estate



Energy

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Select 1Q-19 Investment Banking Transactions $1,397,000,000 $2,000,000,000 Undisclosed $287,500,000 Rental Services Technology Rental Services Technology Mergers & Acquisitions Debt Private Placement Mergers & Acquisitions Convertible Debt Exclusive Financial Advisor Joint Bookrunner Exclusive Financial Advisor Co‐Lead Manager March 2019 March 2019 February 2019 February 2019 $143,000,000 $30,500,001 $172,500,000 $45,000,000 Energy Healthcare Healthcare Technology Distressed Exchange U.S. IPO Follow‐on Mergers & Acquisitions Exclusive Financial Advisor & Sole  Sole Bookrunner Lead Manager Exclusive Financial Advisor Dealer Manager February 2019 February 2019 January 2019 January 2019 9

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital  As of March 31, 2019 ($ in thousands) . Issued $200 million 5 year 6.75% Senior Secured Notes in  June 2017 Total Assets: $2,527,510 . Level 3 assets represent .86% of total assets  . Broker‐Dealer Regulatory Net Capital at highest level in  Stockholders’ Equity: $554,487 several years Long‐Term Debt: $200,000 . Book value per share of $42.58 and tangible book value per  share of $29.52, both record highs Total Capitalization: $754,487 Historical Book & Tangible Book Value per Share ($) Debt to Equity Ratio: 36.1% $40 (1) Gross Leverage Ratio :4.6x$30 $20 Broker‐Dealer Regulatory Capital ($ in thousands) $10 Regulatory Net Capital:                                         $202,415 $0 Year Regulatory Excess Net Capital:                             $187,019 (1) Total Assets divided by Total Stockholders’ Equity. 10

Historical Financial Ratios Consolidated Adjusted EBITDA ($mm) Long‐Term Debt to Consolidated Adjusted EBITDA (x) Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 11

For more information contact Investor Relations at info@opco.com 2519237.1